UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2016

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

Registrant's telephone number, including area code: (303) 770-5531

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 3, 2016, RE/MAX, LLC (the “Company”) entered into an Asset Purchase Agreement (the “APA”) with RE/MAX of New Jersey, Inc. (“RE/MAX of New Jersey”) and the stockholders of RE/MAX of New Jersey pursuant to which the Company has agreed to acquire certain assets of RE/MAX of New Jersey. The assets to be acquired include the regional franchise agreements issued by the Company permitting the sale of RE/MAX franchises in the state of New Jersey. The Company intends to acquire these assets in order to expand its owned and operated regional franchising operations. The Company will pay a purchase price of approximately $45 million. The acquisition, which is subject to customary closing conditions, is expected to close on or around December 1, 2016. Each of the parties to the APA has made certain representations, warranties and covenants that are customary for a transaction of this nature. The foregoing description of the APA does not purport to be complete and is qualified in its entirety by reference to the APA, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Conditions. *

On November 3, 2016, RE/MAX Holdings, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2016. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure. *

On November 3, 2016, the Company issued a press release regarding the acquisition referred to in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits. *

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated November 3, 2016, by and among RE/MAX, LLC; RE/MAX of New Jersey, Inc.; Joseph L. Ventresca; Jeffrey L. Snyder; and Maximum Trust. (Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplemental copies of any omitted exhibits and schedules upon request by the SEC.)
99.1	Press Release issued on November 3, 2016 by RE/MAX Holdings, Inc.
99.2	Press Release issued on November 3, 2016 by RE/MAX, LLC.

*The information contained in Items 2.02 and 7.01 and Exhibits 99.1 and 99.2 of Item 9.01 of this Current Report on Form 8-K is being "furnished" and shall not be deemed "filed" for purposed of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Registrant under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: November 3, 2016	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer